UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5586
Oppenheimer California Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/31/2009

Item 1. Reports to Stockholders.

July 31, 2009

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Oppenheimer California Municipal Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

"Technology allows investors to be more informed than ever, but it doesn't change our advice to shareholders: Invest for the long term and let tax-free income compound over time."

— **Dan Loughran,** Senior Vice President,
Senior Portfolio Manager and Team Leader,
OppenheimerFunds/Rochester

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Special Tax	31.6%
Tobacco—Master Settlement Agreement	23.6
Gas Utilities	6.4
Tax Increment Financing (TIF)	4.5
Single Family Housing	3.7
Special Assessment	3.4
Marine/Aviation Facilities	3.1
Higher Education	2.6
General Obligation	2.2
Oil & Gas	2.1
Portfolio holdings are subject to change. Percentages are as of July 31, 2009, and are based on total assets.

Credit Allocation

AAA	7.0%
AA	17.0
A	8.7
BBB	44.1
BB or lower	23.2
Allocations are subject to change. Percentages are as of July 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 44.39% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. The 12-month period ended July 31, 2009, will long be remembered for the credit market’s volatility and illiquidity in its early months and for the recovery in municipal bond prices that began in the waning weeks of 2008. Despite the mid-period turnaround, the net asset value (NAV) of Oppenheimer California Municipal Fund’s Class A shares declined between July 31, 2008, and July 31, 2009, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was –19.14% at NAV and –22.98% at the maximum offering price (or with sales charge). As of July 31, 2009, the Fund’s Class A shares nonetheless provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of July 31, 2009, the distribution yield for the Fund’s Class A shares was 8.48% at NAV.1
     In all, the Fund distributed 56.4 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend rate for Class A shares held steady at 4.7 cents per share. At the end of this reporting period, the Fund had nearly 600 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market and in the California housing market, the default rate for bonds in the portfolio remained well within expectations throughout this reporting period. As of July 31, 2009, bonds representing 99.8% of the market value of the Fund’s total assets were current with their scheduled interest payments.
     As the charts on pages 20 to 22 show, the Fund’s total returns were negative this reporting period, which was characterized at times by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we believe that this latest cycle of spread widening has run its course, this Fund continues to feel its impact. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.

1.   Falling share prices artificially increase yields.
15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer California Municipal Fund remained invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 31.6% and 3.4% of the Fund’s total assets, respectively. The Fund’s land development holdings typically offer attractive yields, which in turn can help the Fund generate high levels of tax-free income, as we have seen this reporting period.
     In our opinion, these bonds have several appealing characteristics: their credit ratings typically improve over time, the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. These characteristics give us confidence that most dirt bonds represent good values for our long-time shareholders, even when short-term performance falters, as it did this reporting period. In light of the widespread criticism dirt bonds tend to attract and the current state of the California housing market, we believe it is important for shareholders to note that every single dirt bond in this Fund was current in its scheduled interest and principal payments as of July 31, 2009.
     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 23.6% of the Fund’s total assets and comprised the Fund’s second largest sector.2
     The sector typically offers high-yielding securities, many of which are prone to price volatility. Widening credit spreads and other market factors (like supply and demand) typically contribute to this volatility.3 S&P and Fitch each revised their assessments of this sector during this reporting period, but we do not believe that the prices of “tobacco bonds” were affected consequentially.

2.  Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
3.  Spreads are described as widening when the yield difference between high-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher-quality ratings.
16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

     In the latter half of this reporting period, media reports focused on two tobacco-related developments: the April 1 increase in cigarette taxes and the President’s signature on the Family Smoking Prevention and Tobacco Control Act, which put the Food and Drug Administration in charge of regulating the making and marketing of cigarettes and other tobacco products.
     We do not agree with the analysts who opined that these developments represent new threats to the MSA or the bonds backed by MSA payments. Nor are we concerned about the long-term viability of the MSA. Here’s why: First, consumption trends over the years have largely tracked the forecasts that were built into MSA-backed bonds, and this has been true even as the cost of a pack of cigarettes has steadily risen. There is little reason to believe that the new tax will significantly alter consumers’ smoking habits. Second, putting the FDA in charge of tobacco regulation was strongly advocated by Philip Morris, the country’s leading cigarette manufacturer. We think it unlikely that the company would have backed a plan that it thought would hurt its industry. Further, the company is not alone in believing that smaller companies will have a harder time complying with new regulations and will thus cede share to the market’s leading players. This, in turn, should improve MSA revenues and encourage early redemptions of existing bonds.
     We continue to believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound. As they always have, the tobacco bonds this Fund held during this reporting period made all scheduled interest payments in a timely manner. Thus, these bonds helped the Fund provide significant yield advantages to shareholders.
     As of July 31, 2009, the Fund was invested in the gas utilities sector and the hospital/health care sector, representing 6.4% and 1.8% of the Fund’s total assets, respectively. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The overall fundamentals in these sectors remained stable this reporting period, but widening credit spreads during the first half of the reporting period were detrimental to 12-month performance. Since the beginning of calendar year 2009, these sectors have posted positive results.
     Securities issued in the Commonwealth of Puerto Rico represented 3.5% of the Fund’s net assets on July 31, 2009. Most of the Fund’s investments involve “creatures of the state”—that is, securities that are supported by taxes and designed to help finance electric utilities, highways and education. Facing a $3.2 billion budget deficit, Gov. Luis Fortuño signed legislation early this reporting period allowing the Commonwealth to subsidize its operating expenses with money borrowed from its financing arm, the Government Development Bank for Puerto Rico (the GDB). The deficit grew to an estimated $3.4 billion by March 2009 and, one month later, the GDB said that it would offer
17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
as much as $4 billion of the proposed new sales-tax bonds. This increase, by the way, represented a clear signal as to the renewed strength of the credit markets, which were deemed to have the capacity for this larger new issuance.
     The credit ratings agencies continued to view the Commonwealth favorably. When the Puerto Rico Sales Tax Financing Corporation came to market with $3.5 billion in new debt in late June, it was rated A-plus by Standard & Poor’s, A2 by Moody’s Investors Service and A by Fitch Ratings. Existing sales-tax debt had received an upgrade earlier in the period. Additionally, the Commonwealth, its agencies and the GDB retained their investment-grade ratings from S&P and Moody’s this reporting period. (Fitch does not directly rate Puerto Rico’s general obligation debt.)
     We remain confident in the Commonwealth’s ability to collect taxes and make its bond payments and believe that Gov. Fortuño, a fiscal conservative, is correctly focused on reducing government spending, eliminating the deficit by fiscal 2013 and growing the island’s economy. At $7.7 billion, the proposed budget for fiscal year 2010 is $1.8 billion smaller than the current budget, a sign that the governor is willing to take harsh steps in the name of fiscal responsibility.
     During this reporting period, the Fund remained invested in municipal inverse-floating-rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. These “inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they often face greater price volatility, too. When the short-term market faced unprecedented turmoil in the first half of this reporting period, the income that muni funds across the industry earned from this type of security was diminished. We continue to believe that “inverse floaters” belong in our fund portfolios because they produce attractive yields under most market conditions.
     Other floating-rate bonds performed poorly this reporting period as short-term variable rates declined.
     Additionally, the Fund’s line of credit increased partway through this reporting period. The Fund used its line of credit at times to avoid having to sell tax-free assets at lower-than-acceptable prices. The Fund also used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 23 for further information.
22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer California Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.8000.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/3/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions
24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2009	July 31, 2009	July 31, 2009

Actual
Class A	$1,000.00	$1,145.60	$14.13
Class B	1,000.00	1,138.80	18.77
Class C	1,000.00	1,139.80	18.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,011.70	13.25
Class B	1,000.00	1,007.39	17.62
Class C	1,000.00	1,007.84	17.17
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2009 are as follows:

Class	Expense Ratios

Class A	2.64%
Class B	3.51
Class C	3.42
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—128.7%
California—122.2%
$100,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	4.900%	09/01/2014	$85,806
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250	09/01/2026	1,724,011
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.350	09/01/2036	4,240,970
2,110,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,234,097
55,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	50,299
5,025,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax[1]	6.500	09/01/2033	4,135,424
25,000	Alvord, CA Unified School District Community Facilities District[1]	5.875	09/01/2034	22,261
100,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	4.500	09/01/2017	83,204
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,004,515
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,010,535
500,000	Arvin, CA Community Redevel. Agency[1]	5.000	09/01/2025	364,300
2,435,000	Arvin, CA Community Redevel. Agency[1]	5.125	09/01/2035	1,580,948
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500	09/01/2038	463,260
985,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2021	721,365
2,720,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2027	1,779,179
9,760,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2037	5,631,910
1,000,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.000	09/02/2027	646,240
1,125,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.125	09/02/2026	849,983
465,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.350	09/02/2022	342,984
2,260,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.400	09/02/2025	1,597,119
3,835,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	3,419,094
3,700,000	Beaumont, CA Financing Authority, Series A1	5.350	09/01/2036	2,490,322
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	884,163
5,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	4,643
685,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2027	487,446
3,170,000	Beaumont, CA Financing Authority, Series B1	5.050	09/01/2037	2,015,549
5,000,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	4,116,250
1,525,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	1,155,310
F1 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$450,000	Beaumont, CA Financing Authority, Series B1	8.625%		09/01/2034	$439,718
225,000	Beaumont, CA Financing Authority, Series B1	8.875		09/01/2034	226,118
2,340,000	Beaumont, CA Financing Authority, Series C1	5.500		09/01/2035	1,623,656
2,925,000	Beaumont, CA Financing Authority, Series D1	5.800		09/01/2035	2,326,867
5,245,000	Beaumont, CA Financing Authority, Series E1	6.250		09/01/2038	4,031,569
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300		09/01/2035	338,910
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.650		05/01/2029	23,443
7,605,000	Brentwood, CA Infrastructure Financing Authority[1]	5.200		09/02/2036	5,039,605
25,000	Buena Park, CA Special Tax (Park Mall)[1]	6.100		09/01/2028	20,463
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000		10/01/2020	56,947
2,025,000	CA ABAG Finance Authority for NonProfit Corporations (Channing House)[1]	5.500		02/15/2029	1,599,993
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)[1]	5.250		11/15/2031	41,759
6,500,000	CA ABAG Finance Authority for Nonprofit Corporations (The Jackson Lab)[1]	5.750		07/01/2037	5,784,025
90,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	6.000		08/15/2020	90,079
450,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	5.750		10/01/2017	412,133
240,000	CA ABAG Finance Authority for NonProfit Corporations COP (American Baptist Homes of the West)[1]	6.200		10/01/2027	214,855
10,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950		01/01/2024	9,999
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	23,785
4,300,000	CA ABAG Finance Authority for NonProfit Corporations COP (Redwood Senior Homes & Services)[1]	6.125		11/15/2032	3,642,616
235,000	CA ABAG Improvement Bond Act 1915 (Windemere Ranch)[1]	6.150		09/02/2029	275,592
75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000		01/01/2023	52,091
20,000	CA Bay Area Government Association[1]	4.125		09/01/2019	17,191
10,530,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	5,532,673
39,700,000	CA County Tobacco Securitization Agency	5.750	[3]	06/01/2057	306,881
16,700,000	CA County Tobacco Securitization Agency	5.820	[3]	06/01/2033	1,573,641
43,500,000	CA County Tobacco Securitization Agency	5.890	[3]	06/01/2046	1,225,395
45,600,000	CA County Tobacco Securitization Agency	6.125	[3]	06/01/2057	257,640
20,000,000	CA County Tobacco Securitization Agency	6.300	[3]	06/01/2055	181,200
82,110,000	CA County Tobacco Securitization Agency	6.423	[3]	06/01/2046	2,060,140
F2 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$51,500,000	CA County Tobacco Securitization Agency	6.700%[3]		06/01/2057	$252,865
55,250,000	CA County Tobacco Securitization Agency	6.901	[3]	06/01/2057	271,278
71,700,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	502,617
347,900,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	2,132,627
173,750,000	CA County Tobacco Securitization Agency	7.553	[3]	06/01/2055	1,065,088
409,500,000	CA County Tobacco Securitization Agency	8.251	[3]	06/01/2055	2,510,235
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2036	2,728,100
28,225,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2041	15,060,578
28,270,000	CA County Tobacco Securitization Agency (TASC)[1]	0.000	[4]	06/01/2046	14,990,168
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	2,247,404
19,815,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	11,954,984
5,815,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	3,215,521
6,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2046	3,309,540
4,375,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	3,499,081
6,230,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2027	5,167,972
9,125,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	6,271,156
1,250,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	836,475
10,545,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	7,378,231
3,825,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	2,694,674
50,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2043	34,775
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[3]	06/01/2046	2,055,971
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[3]	06/01/2046	1,221,906
9,975,000	CA Dept. of Veterans Affairs Home Purchase[2]	5.000		12/01/2027	8,792,769
15,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2029	15,006
10,000	CA Dept. of Water Resources (Center Valley)[1]	5.400		07/01/2012	10,034
10,000	CA GO1	5.000		10/01/2023	10,001
5,000	CA GO1	5.125		02/01/2027	5,001
20,000	CA GO1	5.125		03/01/2031	19,229
5,000	CA GO1	5.125		06/01/2031	4,806
5,000	CA GO1	5.500		10/01/2022	5,006
200,000	CA GO1	6.250		10/01/2019	200,630
60,000	CA GO1	6.250		10/01/2019	60,189
10,000,000	CA GO1	6.500		04/01/2033	10,842,600
88,410,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	37,525,625
141,220,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	76,363,303
4,380,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	2,628,657
205,940,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.902	[3]	06/01/2047	5,496,539
475,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000		09/01/2021	402,273
80,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.350		08/15/2028	78,964
F3 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$10,000,000	CA HFA (Home Mtg.)[2]	5.050%		02/01/2029	$8,304,050
13,950,000	CA HFA (Home Mtg.)[2]	5.500		02/01/2042	13,776,113
10,000,000	CA HFA (Home Mtg.)[2]	5.600		08/01/2038	8,646,600
22,580,000	CA HFA (Home Mtg.)[2]	5.950		08/01/2025	21,506,448
25,000	CA HFA (Multifamily Hsg.)[1]	5.375		08/01/2028	22,485
205,000	CA HFA (Multifamily Hsg.)[1]	5.950		08/01/2028	205,062
380,000	CA HFA (Multifamily Hsg.), Series A1	5.900		02/01/2028	380,103
95,000	CA HFA (Multifamily Hsg.), Series B1	5.500		08/01/2039	79,177
30,000	CA HFA, Series A1	5.600		08/01/2011	30,029
2,000,000	CA HFA, Series B1	5.000		02/01/2028	1,672,240
165,000	CA HFA, Series B-1[1]	5.600		08/01/2017	164,992
8,530,000	CA HFA, Series C1	5.750		08/01/2030	8,651,297
15,505,000	CA Home Mtg. Finance Authority (Homebuyers Fund)[2]	5.800		08/01/2043	15,424,251
80,000	CA Home Mtg. Finance Authority (Homebuyers Fund)[1]	5.800		08/01/2043	79,477
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)[1]	5.375		08/15/2040	28,178
6,430,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.000		12/01/2032	1,605,893
4,885,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.530	[3]	12/01/2026	178,156
3,620,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.550	[3]	12/01/2027	109,071
25,250,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.624	[3]	12/01/2032	329,008
1,635,000	CA Infrastructure and Economic Devel. (Copia: The American Center for Wine, Food and the Arts)	5.660	[3]	12/01/2037	16,890
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)[1]	6.000		09/01/2033	83,578
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000		07/01/2022	70,606
10,000	CA Mobilehome Park Financing Authority (Palomar Estates East & West)[1]	5.100		09/15/2023	8,125
1,005,000	CA Municipal Finance Authority (King/Chavez)[1]	8.750		10/01/2039	1,017,593
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000		10/01/2039	1,227,090
1,005,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)[1]	5.500		12/01/2024	667,652
85,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	85,018
915,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	915,192
14,825,000	CA Public Works (Regents University)[2]	5.000		04/01/2034	14,233,181
23,100,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[2]	5.500		02/01/2043	23,380,203
F4 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$3,890,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500%		08/01/2047	$2,312,683
485,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500		08/01/2047	266,619
13,850,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[2]	5.650		02/01/2049	13,634,893
34,000,000	CA Silicon Valley Tobacco Securitization Authority	5.621	[3]	06/01/2036	2,380,000
21,465,000	CA Silicon Valley Tobacco Securitization Authority	5.680	[3]	06/01/2041	888,007
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[3]	06/01/2047	400,655
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[3]	06/01/2056	1,037,850
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[3]	06/01/2056	549,000
100,000	CA Statewide CDA[1]	5.000		09/02/2018	84,349
145,000	CA Statewide CDA[1]	5.000		09/02/2019	120,697
245,000	CA Statewide CDA[1]	5.125		09/02/2020	201,618
2,950,000	CA Statewide CDA[1]	5.125		09/02/2025	2,199,550
8,495,000	CA Statewide CDA[1]	5.200		09/02/2036	5,577,477
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	18,118
75,000	CA Statewide CDA[1]	6.625		09/01/2027	64,871
50,000	CA Statewide CDA[1]	6.750		09/01/2037	38,326
100,000	CA Statewide CDA	6.773	[3]	09/01/2034	9,925
15,000	CA Statewide CDA[1]	7.000		07/01/2022	14,308
4,825,000	CA Statewide CDA (Bentley School)[1]	6.750		07/01/2032	3,953,750
5,290,000	CA Statewide CDA (Berkeley Montessori School)[1]	7.250		10/01/2033	4,538,820
810,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	6.500		07/01/2032	629,921
1,365,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	9.000		07/01/2032	1,128,254
1,350,000	CA Statewide CDA (East Tabor Apartments)[1]	6.850		08/20/2036	1,439,370
50,000	CA Statewide CDA (Eastfield Ming Quong)[1]	5.500		06/01/2012	50,084
5,000,000	CA Statewide CDA (Fairfield Apartments)[5,6]	7.250		01/01/2035	1,750,000
60,000	CA Statewide CDA (GP Steinbeck)	5.492	[3]	03/20/2022	29,297
1,000,000	CA Statewide CDA (Huntington Park Charter School)[1]	5.250		07/01/2042	599,110
1,145,000	CA Statewide CDA (International School Peninsula)[1]	5.000		11/01/2025	793,336
1,000,000	CA Statewide CDA (International School Peninsula)[1]	5.000		11/01/2029	646,610
2,750,000	CA Statewide CDA (Live Oak School)[1]	6.750		10/01/2030	2,275,955
6,000,000	CA Statewide CDA (Marin Montessori School)[1]	7.000		10/01/2033	4,989,300
16,000,000	CA Statewide CDA (Microgy Holdings)	9.000		12/01/2038	12,860,640
6,240,000	CA Statewide CDA (Mountain Shadows Community)[1]	5.000		07/01/2031	3,854,510
1,400,000	CA Statewide CDA (Napa Valley Hospice)[1]	7.000		01/01/2034	1,101,744
1,650,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.500		10/01/2023	1,217,651
4,635,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	3,160,607
30,000	CA Statewide CDA (Quail Ridge Apartments)[1]	5.375		07/01/2032	21,313
F5 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,380,000	CA Statewide CDA (Quail Ridge Apartments)[1]	6.500%		07/01/2032	$1,062,145
2,010,000	CA Statewide CDA (Quail Ridge Apartments)[1]	9.000		07/01/2032	1,599,739
425,000	CA Statewide CDA (Rio Bravo)[5,6]	6.500		12/01/2018	338,156
1,805,000	CA Statewide CDA (Sonoma Country Day School)[1]	6.000		01/01/2029	1,155,778
12,000,000	CA Statewide CDA (St. Josephs)[2]	5.750		07/01/2047	11,890,320
220,000	CA Statewide CDA (Stonehaven Student Hsg.)[1]	5.875		07/01/2032	165,763
15,000	CA Statewide CDA (Sutter Health Obligated Group)[1]	5.500		08/15/2034	14,583
16,000,000	CA Statewide CDA (Thomas Jefferson School of Law)[1]	7.250		10/01/2038	13,350,240
4,000,000	CA Statewide CDA (Turning Point)[1]	6.500		11/01/2031	3,180,840
60,000	CA Statewide CDA COP (Children’s Hospital of Los Angeles)[1]	5.250		08/15/2029	45,733
165,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	125,266
270,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	85,822
9,690,000	CA Statewide CDA, Series A1	5.150		09/02/2037	6,264,294
8,005,000	CA Statewide CDA, Series B1	6.250		09/02/2037	6,106,854
45,175,000	CA Statewide Financing Authority Tobacco Settlement[1]	6.375	[3]	06/01/2046	1,067,937
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,348,600
7,975,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	5,537,362
30,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	20,480,325
11,745,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	8,015,375
11,890,000	CA Valley Health System COP	6.875		05/15/2023	6,537,093
35,000	CA Valley Health System, Series A	6.500		05/15/2025	19,243
1,375,000	CA Valley Sanitation District[1]	5.200		09/02/2030	969,018
100,000	CA Western Hills Water District Special Tax[1]	5.000		09/01/2014	78,541
25,000	CA Western Hills Water District Special Tax[1]	5.200		09/01/2019	16,114
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	5.700		09/01/2011	22,990
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.000		09/01/2024	62,147
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.125		09/01/2031	2,434,986
300,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	213,819
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.750		09/01/2022	61,152
3,645,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875		09/01/2031	2,195,602
10,000	CA William S. Hart Joint School Financing Authority[1]	5.600		09/01/2023	9,687
F6 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$10,000	CA William S. Hart Union School District[1]	6.000%	09/01/2033	$8,248
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.500	09/01/2036	1,361,600
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.550	09/01/2036	1,276,541
75,000	Campbell, CA (Civic Center) COP[1]	5.250	10/01/2028	75,020
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500	09/02/2028	19,576
845,000	Carlsbad, CA Special Tax[1]	6.150	09/01/2038	653,709
1,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2036	1,517,175
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	4,521,410
2,190,000	Chino, CA Community Facilities District Special Tax[1]	5.150	09/01/2036	1,367,327
45,000	Chino, CA Community Facilities District Special Tax[1]	5.950	09/01/2033	33,588
50,000	Chino, CA Community Facilities District Special Tax No. 10[1]	6.850	09/01/2020	47,886
1,000,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2023	640,490
1,625,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2027	965,819
2,175,000	Chowchilla, CA Community Facilities Sales Tax District[1]	5.000	09/01/2037	1,384,235
560,000	Chowchilla, CA Redevel. Agency[1]	5.000	08/01/2037	458,494
4,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	4,072,880
11,360,000	Citrus, CA Community College District[2]	5.500	06/01/2031	11,805,142
6,065,000	Coalinga, CA Regional Medical Center COP[1]	5.850	09/01/2043	4,900,945
2,000,000	Colton, CA Community Facilities District Special Tax[1]	7.500	09/01/2020	1,991,640
10,000,000	Compton, CA Water[1]	6.000	08/01/2039	9,813,200
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850	08/01/2033	4,665
1,000,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150	09/01/2036	640,140
1,975,000	Corona-Norco, CA Unified School District[1]	6.000	09/01/2037	1,445,957
995,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Francsican)[1]	6.500	12/15/2047	733,992
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	3,854,444
200,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2030	140,038
340,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2037	221,578
200,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.100	09/01/2037	132,526
3,740,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.250	09/01/2035	2,283,943
F7 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Barrington Heights)[1]	5.125%	09/01/2035	$29,921
1,500,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)[1]	5.625	09/01/2034	1,067,250
425,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25[1]	5.000	09/01/2036	279,085
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26[1]	5.000	09/01/2025	14,983
525,000	Eastern CA Municipal Water District Improvement Bond Act 1915[1]	5.200	09/01/2036	356,139
1,725,000	Eastern CA Municipal Water District Improvement Bond Act 1915[1]	5.500	09/02/2035	1,190,147
4,000,000	El Dorado County, CA Special Tax[1]	5.250	09/01/2035	2,496,640
5,750,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.200	09/01/2027	2,484,633
28,770,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.250	09/01/2037	11,135,141
25,000	Etiwanda, CA School District Special Tax[1]	5.400	09/01/2035	17,225
10,300,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000	09/01/2037	7,740,141
6,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875	09/01/2038	4,684,680
700,000	Farmersville, CA Unified School District COP[1]	5.000	08/01/2026	572,936
100,000	Fillmore, CA Public Financing (Central City Redevel.)[1]	5.500	06/01/2031	76,006
2,615,000	Folsom, CA Special Tax Community Facilities District No. 31[1]	5.000	09/01/2026	1,784,345
9,050,000	Folsom, CA Special Tax Community Facilities District No. 31[1]	5.000	09/01/2036	5,418,959
10,000	Folsom, CA Special Tax Community Facilities District No. 7[1]	6.000	09/01/2024	8,353
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,001
20,000	Fremont, CA Community Facilities District (Pacific Commons)[1]	6.250	09/01/2026	17,552
50,000	Garden Grove, CA Hsg. Authority (Multifamily Hsg.)[1]	6.700	07/01/2024	50,087
10,000	Garden Grove, CA Hsg. Authority (Stuart Drive-Rose Garden)[1]	6.700	01/01/2025	8,583
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	5,342,009
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,050,943
1,675,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	7.200	10/01/2025	1,562,239
1,180,000	Hawthorne, CA Community Redevel. Agency Special Tax[1]	7.200	10/01/2025	1,100,562
1,165,000	Heber, CA Public Utilities District (Heber Meadows)[1]	5.300	09/01/2035	789,660
1,020,000	Hemet, CA Unified School District[1]	5.100	09/01/2030	708,665
785,000	Hemet, CA Unified School District[1]	5.125	09/01/2036	503,342
F8 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$1,285,000	Hemet, CA Unified School District[1]	5.125%	09/01/2037	$835,057
1,505,000	Hemet, CA Unified School District[1]	5.250	09/01/2035	1,011,721
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.375	09/01/2026	806,652
5,835,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.750	09/01/2039	3,804,128
60,000	Hemet, CA Unified School District Community Facilities District Special Tax[1]	5.625	09/01/2035	42,976
30,000	Hesperia, CA Improvement Bond Act 1915[1]	8.500	09/02/2024	29,167
1,370,000	Hesperia, CA Public Financing Authority, Tranche A1	6.250	09/01/2035	1,076,272
3,375,000	Hesperia, CA Public Financing Authority, Tranche B1	6.250	09/01/2035	2,651,400
3,355,000	Hesperia, CA Public Financing Authority, Tranche C1	6.250	09/01/2035	2,635,688
1,070,000	Hesperia, CA Unified School District[1]	5.000	09/01/2030	732,715
1,710,000	Hesperia, CA Unified School District[1]	5.000	09/01/2037	1,088,295
50,000	Hesperia, CA Unified School District[1]	5.200	09/01/2035	33,348
1,520,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900	09/01/2037	926,090
2,000,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	6.000	09/01/2037	1,237,080
5,000	Imperial County, CA COP[1]	6.000	09/01/2009	5,012
870,000	Imperial County, CA Special Tax[1]	5.000	09/01/2026	628,149
1,070,000	Imperial County, CA Special Tax[1]	5.000	09/01/2037	680,980
3,385,000	Imperial County, CA Special Tax[1]	5.000	09/01/2037	2,154,316
295,000	Imperial County, CA Special Tax[1]	5.000	09/01/2037	187,747
1,550,000	Imperial County, CA Special Tax[1]	5.100	09/01/2037	1,003,114
2,445,000	Indio, CA Community Facilities District Special Tax[1]	5.200	09/01/2027	1,769,471
2,215,000	Indio, CA Community Facilities District Special Tax[1]	5.250	09/01/2027	1,613,406
2,520,000	Indio, CA Community Facilities District Special Tax[1]	5.250	09/01/2036	1,648,861
4,095,000	Indio, CA Community Facilities District Special Tax[1]	5.250	09/01/2036	2,679,399
285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000	09/01/2020	227,664
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000	09/01/2021	233,526
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.050	09/01/2026	450,006
2,805,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.125	09/01/2036	1,798,566
45,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375	12/01/2026	44,996
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2002-2[1]	6.125	09/02/2027	20,629
2,000,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03[1]	6.125	09/02/2029	1,603,600
F9 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)[1]	5.875%		09/02/2029	$19,432
2,820,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-03[1]	5.500		09/02/2030	2,036,407
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	2,000,693
3,250,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000		09/01/2036	2,289,625
10,000	Irvine, CA Improvement Bond Act 1915[1]	5.625		09/02/2024	9,432
30,000	Jurupa, CA Community Services District Special Tax[1]	5.000		09/01/2036	20,673
2,500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 24[1]	6.625		09/01/2038	2,162,600
5,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)[1]	6.400		09/01/2009	5,006
50,000	King, CA Community Devel. Agency Tax Allocation (King City Redevel.)[1]	6.750		09/01/2016	49,994
30,000	Kingsburg, CA Public Financing Authority[1]	8.000		09/15/2021	30,007
5,000,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600		02/15/2033	3,375,550
4,500,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625		02/15/2025	3,825,720
790,000	Lake Berryessa, CA Resort Improvement District[1]	5.250		09/02/2017	608,411
1,440,000	Lake Berryessa, CA Resort Improvement District[1]	5.500		09/02/2027	940,824
2,425,000	Lake Berryessa, CA Resort Improvement District[1]	5.550		09/02/2037	1,452,987
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)[1]	5.400		09/01/2036	1,383,579
2,345,000	Lake Elsinore, CA Public Financing Authority[1]	6.875		09/01/2038	1,870,653
5,575,000	Lake Elsinore, CA Special Tax[1]	5.150		09/01/2036	3,664,726
980,000	Lake Elsinore, CA Special Tax[1]	5.200		09/01/2026	728,581
920,000	Lake Elsinore, CA Special Tax[1]	5.200		09/01/2026	663,624
2,800,000	Lake Elsinore, CA Special Tax[1]	5.250		09/01/2037	1,794,072
1,150,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036	781,184
1,210,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036	821,941
2,000,000	Lake Elsinore, CA Special Tax[1]	5.450		09/01/2036	1,334,780
1,170,000	Lake Elsinore, CA Unified School District[1]	5.000		09/01/2037	714,975
1,220,000	Lake Elsinore, CA Unified School District[1]	5.350		09/01/2035	833,760
3,430,000	Lake Elsinore, CA Unified School District[1]	5.350		09/01/2035	1,960,862
1,435,000	Lake Elsinore, CA Unified School District[1]	5.400		09/01/2035	955,696
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900		09/01/2037	769,263
10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700		06/01/2019	8,820
1,800,000	Lathrop, CA Financing Authority (Water Supply)[1]	6.000		06/01/2035	1,367,352
3,430,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	5.100		09/02/2035	2,251,452
F10 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.000%		09/02/2022	$42,825
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125		09/02/2028	16,419
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125		09/02/2033	39,191
4,455,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	3,898,838
475,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.000		09/01/2015	409,745
445,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.000		09/01/2016	372,238
670,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.125		09/01/2017	549,400
800,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.125		09/01/2018	638,584
1,015,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.200		09/01/2019	793,121
505,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.250		09/01/2021	375,498
5,680,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.300		09/01/2026	3,881,826
32,305,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[1]	5.375		09/01/2036	19,756,123
635,000	Lincoln, CA Special Tax[1]	5.000		09/01/2026	444,290
1,315,000	Lincoln, CA Special Tax[1]	5.000		09/01/2036	805,372
60,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	2.142	[7]	11/15/2033	41,700,000
17,500,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	5.500		11/15/2037	15,738,530
15,000,000	Los Angeles, CA Community College District[2]	5.000		08/01/2033	14,334,300
10,000,000	Los Angeles, CA Community College District[2]	6.000		08/01/2033	10,785,200
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000		12/01/2026	1,468,924
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	14,368,386
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	10,101,117
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2027	11,042,661
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	10,079,824
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,049,740
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	12,163,200
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	16,285,086
F11 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)[1]	5.000%	12/01/2020	$832,080
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)[1]	5.000	12/01/2027	577,060
35,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[5,6]	8.800	11/15/2021	32,498
25,000	Los Banos, CA COP[8]	6.000	12/01/2019	22,930
1,605,000	Los Banos, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2036	1,188,198
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	79,031
925,000	Madera, CA Special Tax[1]	5.000	09/01/2036	561,401
10,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 89[1]	5.400	09/01/2023	7,881
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150	07/01/2035	910,676
100,000	Menifee, CA Union School District Special Tax[1]	5.000	09/01/2022	73,728
915,000	Menifee, CA Union School District Special Tax[1]	5.200	09/01/2030	612,181
400,000	Menifee, CA Union School District Special Tax[1]	5.200	09/01/2035	269,888
500,000	Menifee, CA Union School District Special Tax[1]	5.250	09/01/2035	318,350
1,010,000	Menifee, CA Union School District Special Tax[1]	5.250	09/01/2036	682,578
2,930,000	Merced, CA Special Tax[1]	5.000	09/01/2036	1,614,928
500,000	Merced, CA Special Tax[1]	5.100	09/01/2035	282,145
3,000,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150	09/01/2036	1,953,840
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100	03/01/2027	3,227,310
1,250,000	Moreno Valley, CA Special Tax Community Facilities District No. 5[1]	5.000	09/01/2037	795,538
1,475,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.150	09/01/2035	975,978
680,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.200	09/01/2036	450,622
2,000,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000	09/01/2037	1,272,860
750,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000	09/01/2037	477,323
10,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)[1]	6.300	09/01/2031	8,175
240,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)[1]	5.125	09/01/2035	159,089
25,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)[1]	5.375	09/01/2029	18,403
35,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.250	09/01/2037	23,351
370,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.375	09/01/2026	282,761
1,355,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.450	09/01/2038	930,167
F12 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$25,000	Murrieta, CA Water Public Financing Authority[1]	6.600%		10/01/2016	$24,850
1,040,000	Northern CA Gas Authority[1]	1.000	[7]	07/01/2017	794,300
20,000,000	Northern CA Gas Authority[1]	1.030	[7]	07/01/2019	13,875,000
23,675,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.500		06/01/2045	13,677,758
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[3]	06/01/2045	3,201,767
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	8,239
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,025,780
1,000,000	Oakland, CA Unified School District[9]	6.125		08/01/2029	1,005,570
250,000	Oakland, CA Unified School District[9]	6.500		08/01/2024	263,433
900,000	Oakley, CA Public Finance Authority[1]	5.200		09/02/2026	689,850
4,410,000	Oakley, CA Public Finance Authority[1]	5.250		09/02/2036	2,945,880
3,235,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625		09/01/2038	2,685,665
15,000,000	Orange County, CA Sanitation District COP[2,9]	5.000		02/01/2035	14,456,025
1,555,000	Palm Desert, CA Financing Authority	5.000	[3]	08/01/2014	1,252,117
440,000	Palm Desert, CA Financing Authority	5.050	[3]	08/01/2015	333,432
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	275,902
230,000	Palm Desert, CA Financing Authority	5.650	[3]	04/01/2018	138,989
1,020,000	Palm Desert, CA Financing Authority	5.650	[3]	08/01/2018	602,606
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	147,208
1,165,000	Palm Desert, CA Financing Authority	5.750	[3]	08/01/2019	632,141
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	157,545
1,310,000	Palm Desert, CA Financing Authority	5.850	[3]	08/01/2020	660,934
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	156,716
1,450,000	Palm Desert, CA Financing Authority	5.950	[3]	08/01/2021	652,747
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	158,867
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	655,193
395,000	Palm Desert, CA Financing Authority	6.010	[3]	04/01/2023	151,486
1,755,000	Palm Desert, CA Financing Authority	6.010	[3]	08/01/2023	656,616
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	145,866
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	663,362
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	140,902
2,070,000	Palm Desert, CA Financing Authority	6.030	[3]	08/01/2025	662,379
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	133,625
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	655,190
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	129,024
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	379,176
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	121,219
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	348,670
F13 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$500,000	Palm Desert, CA Financing Authority	6.070%[3]		04/01/2029	$114,875
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	307,017
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	109,985
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	294,966
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	103,972
1,495,000	Palm Desert, CA Financing Authority	6.090	[3]	08/01/2031	280,641
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	99,708
1,560,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2032	270,800
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	95,485
1,625,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2033	260,813
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	89,786
1,705,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2034	252,954
2,075,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2035	285,935
5,000,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	2,896,650
3,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1[1]	5.150		09/01/2027	1,978,620
9,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1[1]	5.200		09/01/2037	5,302,800
2,335,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.250		09/01/2026	1,585,045
6,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.450		09/01/2032	3,848,760
8,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.500		09/01/2036	4,995,840
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	100,806
2,460,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	1,738,187
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400		07/01/2023	204,698
525,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500		07/01/2027	414,493
10,000	Palm Springs, CA Improvement Bond Act 1915[1]	5.550		09/02/2023	8,237
100,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	65,060
6,460,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	4,842,287
5,610,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,407,216
500,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1]	5.700		08/01/2018	505,345
20,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.750		09/02/2022	19,427
1,390,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	937,861
F14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$2,085,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)[1]	6.000%		09/01/2034	$1,586,602
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)[1]	6.250		09/01/2033	1,983,475
2,115,000	Perris, CA Community Facilities District Special Tax (Harmony Grove)[1]	5.300		09/01/2035	1,427,033
10,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.100		09/01/2030	6,254
120,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.150		09/01/2035	71,173
1,305,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037	731,165
1,310,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750		09/01/2035	955,134
3,605,000	Perris, CA Community Facilities District Special Tax, Series B1	6.000		09/01/2034	2,743,261
140,000	Perris, CA Public Financing Authority[1]	5.000		09/01/2017	114,647
85,000	Perris, CA Public Financing Authority[1]	5.100		09/01/2018	68,042
2,000,000	Perris, CA Public Financing Authority[1]	5.350		10/01/2036	1,448,920
10,000	Perris, CA Public Financing Authority, Series A1	6.000		09/01/2023	7,855
80,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	61,927
1,845,000	Perris, CA Public Financing Authority, Series A1	6.250		09/01/2033	1,324,433
2,080,000	Perris, CA Public Financing Authority, Series A1	6.600		09/01/2038	1,677,624
2,035,000	Perris, CA Public Financing Authority, Series C1	6.200		09/01/2038	1,553,173
870,000	Perris, CA Public Financing Authority, Series D1	5.500		09/01/2024	627,227
10,800,000	Perris, CA Public Financing Authority, Series D1	5.800		09/01/2038	6,923,016
25,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1[1]	6.000		09/01/2032	19,393
860,000	Pomona, CA Public Financing Authority[1]	5.000		02/01/2026	685,016
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	51,375
20,500,000	Port of Oakland, CA2	5.000		11/01/2032	18,735,955
75,000	Port of Oakland, CA1	5.875		11/01/2030	77,654
9,925,000	Port of Oakland, CA1	5.875		11/01/2030	9,356,099
6,000,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14[1]	5.250		09/01/2036	4,126,920
3,000,000	Ramona, CA Unified School District COP[1]	0.000	[4]	05/01/2032	2,439,240
2,000,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.000		09/01/2028	1,617,580
25,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.000		09/01/2033	19,270
20,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.100		09/01/2037	15,246
F15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)[1]	5.000%	09/01/2027	$428,754
1,260,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)[1]	5.000	09/01/2037	801,902
13,585,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)[1]	5.375	09/01/2036	9,266,464
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.000	09/01/2027	407,316
1,120,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.000	09/01/2037	712,802
2,600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.375	09/01/2036	1,773,486
20,000	Rancho Santa Fe, CA Community Services District Special Tax[1]	6.600	09/01/2023	18,441
10,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assessment District 1993-1)[1]	7.000	09/02/2012	9,416
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250	09/01/2026	363,609
1,470,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350	09/01/2036	989,398
25,000	Richgrove, CA School District[1]	6.375	07/01/2018	23,494
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000	12/15/2026	1,974,970
1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000	12/15/2033	791,210
5,780,000	Rio Vista, CA Community Facilities District Special Tax No. 1[1]	5.125	09/01/2036	3,749,139
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850	09/01/2035	2,002,350
15,445,000	River Islands, CA Public Financing Authority[1]	5.200	09/01/2037	10,161,420
100,000	River Islands, CA Public Financing Authority[1]	6.000	09/01/2027	81,330
25,000	River Islands, CA Public Financing Authority[1]	6.000	09/01/2035	18,975
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[1]	5.000	08/01/2032	559,321
11,585,000	Riverside County, CA Community Facilities District (Scott Road)[1]	7.250	09/01/2038	9,225,831
25,000	Riverside County, CA Community Facilities District Special Tax[1]	5.600	09/01/2019	21,716
1,500,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)[1]	5.200	09/02/2036	984,840
250,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)[1]	8.500	09/02/2012	250,463
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300	09/01/2034	677,650
F16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$25,000	Riverside, CA Unified School District[1]	5.500%	09/01/2032	$19,115
1,385,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 12[9]	8.500	09/01/2038	1,367,923
25,000	Romoland, CA School District Special Tax[1]	5.250	09/01/2035	16,371
2,000,000	Romoland, CA School District Special Tax[1]	5.375	09/01/2038	1,287,220
7,745,000	Roseville, CA Special Tax[1]	5.050	09/01/2030	4,807,709
1,115,000	Roseville, CA Special Tax (Diamond Creek)[1]	5.000	09/01/2026	628,057
4,850,000	Roseville, CA Special Tax (Diamond Creek)[1]	5.000	09/01/2037	2,351,426
2,825,000	Roseville, CA Special Tax (Fiddyment Ranch)[1]	5.250	09/01/2036	1,691,186
3,445,000	Roseville, CA Special Tax (Stone Point)[1]	5.250	09/01/2036	1,936,503
1,800,000	Roseville, CA Special Tax (Westpark)[1]	5.200	09/01/2036	1,068,750
2,000,000	Roseville, CA Special Tax Community Facilities District No. 1 (Westpark)[1]	5.150	09/01/2030	1,260,060
4,040,000	Sacramento County, CA Special Tax Community Facilities District No. 05-2[1]	6.000	09/01/2037	2,724,899
70,000	Sacramento, CA Health Facility (Center for Aids Research Education and Services)[1]	5.300	01/01/2024	66,112
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)[1]	6.000	09/01/2033	11,889
9,930,000	Sacramento, CA Special Tax Community Facilities No. 05-1 (College Square)[1]	5.900	09/01/2037	6,481,112
20,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2019	19,954
1,515,000	San Bernardino County, CA Redevel. Agency Tax Allocation (San Sevaine Redevel.)[1]	5.000	09/01/2025	1,380,407
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625	04/01/2026	1,699,651
1,410,000	San Bernardino, CA Mountains Community Hospital District COP[8]	5.000	02/01/2027	896,591
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[8]	5.000	02/01/2037	1,809,303
1,225,000	San Diego County, CA COP[1]	5.700	02/01/2028	829,766
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750	12/01/2032	4,583,522
25,000	San Diego, CA Improvement Bond Act 1915[1]	6.200	09/02/2033	19,791
10,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	05/15/2029	9,912
45,000	San Diego, CA Public Facilities Financing Authority[8]	5.250	05/15/2027	45,008
10,000	San Diego, CA Public Facilities Financing Authority[8]	5.250	05/15/2027	10,002
10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[2]	5.375	02/01/2036	10,025,850
15,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2023	14,984
65,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2030	56,504
F17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250%		01/01/2024	$14,356
1,040,000	San Gorgonio, CA Memorial Health Care District[9]	6.750		08/01/2023	1,071,699
6,500,000	San Gorgonio, CA Memorial Healthcare[9]	7.100		08/01/2033	6,638,840
6,490,000	San Jacinto, CA Financing Authority, Tranche A1	6.600		09/01/2033	4,517,170
6,345,000	San Jacinto, CA Financing Authority, Tranche B1	6.600		09/01/2033	4,416,247
6,530,000	San Jacinto, CA Financing Authority, Tranche C1	6.600		09/01/2033	4,536,195
500,000	San Jacinto, CA Unified School District Special Tax[1]	5.100		09/01/2036	273,380
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875		09/02/2023	29,953
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600		09/01/2027	22,506
575,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000		08/01/2041	575,253
50,000	Santa Clarita, CA Community Facilities District Special Tax[1]	5.850		11/15/2032	38,396
6,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000		09/01/2036	6,524,115
5,560,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	5,677,260
1,680,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	1,715,431
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375		08/01/2033	8,471
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.400		11/01/2026	826,907
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.450		11/01/2036	2,301,183
355,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	319,035
5,000	Sonoma County, CA Community Redevel. Agency (Roseland)[1]	7.900		08/01/2013	5,095
125,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	103,445
25,000,000	Southern CA Public Power Authority Natural Gas[1]	2.158	[7]	11/01/2038	13,191,250
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,009,070
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	1,815,682
25,940,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	15,665,425
15,000	Spreckels, CA Union School District[1]	6.125		08/01/2018	15,068
1,935,000	Stockton, CA Community Facilities District[1]	6.125		09/01/2031	1,490,376
2,930,000	Stockton, CA Community Facilities District[1]	6.250		09/01/2037	2,205,558
5,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875		09/01/2037	3,566,150
1,350,000	Stockton, CA Public Financing Authority, Series A1	5.000		09/01/2023	1,138,428
2,925,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	2,290,685
2,930,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2034	2,229,584
6,000,000	Stockton, CA Public Financing Authority, Series A1	5.250		07/01/2037	4,482,900
F18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200%		10/01/2028	$8,825
15,000	Sulphur Springs, CA Unified School District Community Facilities District No. 2002-1-A1	6.000		09/01/2033	11,562
75,000	Susanville, CA Public Financing Authority[1]	7.750		09/01/2017	75,141
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100		09/01/2036	13,041
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	4.900		09/01/2013	785,862
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.000		09/01/2014	124,319
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.050		09/01/2015	528,797
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.100		09/01/2016	546,450
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.450		09/01/2026	4,008,480
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.500		09/01/2036	6,123,312
1,025,000	Tracy, CA Community Facilities District[1]	5.700		09/01/2026	812,302
3,105,000	Tracy, CA Community Facilities District[1]	5.750		09/01/2036	2,252,367
4,560,000	Trinity County, CA COP[8]	8.500		01/15/2026	3,801,353
50,000	Truckee-Donner, CA Public Utility District Special Tax[1]	6.100		09/01/2033	39,061
60,000	Turlock, CA Public Financing Authority[1]	5.450		09/01/2024	56,809
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1[1]	5.800		09/01/2028	27,627
15,000,000	University of California (Regents Medical Center)[1]	1.382	[7]	05/15/2047	9,018,750
100,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	5.900		09/01/2024	81,218
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	6.000		09/01/2024	49,249
95,000	Vacaville, CA Public Financing Authority[1]	5.400		09/01/2022	92,905
2,635,000	Val Verde, CA Unified School District[1]	6.000		10/01/2021	2,410,155
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)[1]	6.000		09/01/2033	38,539
1,470,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150		12/01/2031	1,310,623
600,000	Victoria Gardens, CA Public Facilities Community Facilities District of Etiwanda School District[1]	6.000		09/01/2027	489,954
4,685,000	Victoria Gardens, CA Public Facilities Community Facilities District of Etiwanda School District[1]	6.000		09/01/2037	3,520,637
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000		09/01/2024	45,127
F19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$50,000	West Kern, CA Water District[1]	4.500%		06/01/2025	$42,037
135,000	West Patterson, CA Financing Authority Special Tax[1]	6.100		09/01/2032	98,464
4,900,000	West Sacramento, CA Financing Authority Special Tax[1]	6.100		09/01/2029	3,991,295
2,000,000	West Sacramento, CA Special Tax Community Facilities District No. 23[1]	5.300		09/01/2037	1,245,480
700,000	Westside, CA Union School District[1]	5.000		09/01/2026	505,407
3,860,000	Westside, CA Union School District[1]	5.000		09/01/2036	2,475,688
4,200,000	Westside, CA Union School District[1]	5.250		09/01/2036	2,805,642
10,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000		09/01/2028	8,088
3,550,000	Yuba City, CA Redevel. Agency[1]	5.250		09/01/2039	2,627,533
15,000	Yucaipa, CA Redevel. Agency (Eldorado Palms Mobile Home)[1]	6.000		05/01/2030	12,370

					1,402,423,567

U.S. Possessions—6.5%
3,110,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,067,497
1,860,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,239,932
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	2,971,914
1,900,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	1,854,058
23,500,000	Puerto Rico Highway & Transportation Authority, Series N1	0.930	[7]	07/01/2045	12,167,125
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	6,060,571
540,000	Puerto Rico ITEMECF (Mennonite General Hospital)[1]	6.500		07/01/2012	535,529
40,340,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	16,227,168
25,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	10,055
27,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	26,854,470
5,150,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	4,922,164

					74,910,483

Total Investments, at Value (Cost $2,055,330,721)—128.7%					1,477,334,050
Liabilities in Excess of Other Assets—(28.7)					(329,547,403)

Net Assets—100.0%					$1,147,786,647

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Issue is in default. See Note 1 of accompanying Notes.

6.	Non-income producing security.

7.	Represents the current interest rate for a variable or increasing rate security.

8.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2009 was $6,585,187, which represents 0.57% of the Fund’s net assets. See Note 5 of accompanying Notes.

9.	When-issued security or delayed delivery to be delivered and settled after July 31, 2009. See Note 1 of accompanying Notes.
F20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2009 based on valuation input levels:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,402,423,567	$—	$1,402,423,567
U.S. Possessions	—	74,910,483	—	74,910,483

Total Assets	$—	$1,477,334,050	$—	$1,477,334,050

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipts
GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
OCEAA	Orange County Educational Arts Academy
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2009

Assets
Investments, at value (cost $2,055,330,721)—see accompanying statement of investments	$1,477,334,050
Cash	908,859
Receivables and other assets:
Interest	29,801,718
Shares of beneficial interest sold	3,623,985
Investments sold	1,385,001
Other	1,678,081

Total assets	1,514,731,694

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	239,925,000
Payable on borrowings (See Note 6)	112,500,000
Investments purchased (including $10,302,261 purchased on a when-issued or delayed delivery basis)	10,942,261
Shares of beneficial interest redeemed	1,786,940
Dividends	843,974
Distribution and service plan fees	235,229
Trustees’ compensation	232,314
Interest expense on borrowings	66,273
Transfer and shareholder servicing agent fees	48,462
Shareholder communications	41,387
Other	323,207

Total liabilities	366,945,047

Net Assets	$1,147,786,647

Composition of Net Assets
Par value of shares of beneficial interest	$171,503
Additional paid-in capital	2,048,261,487
Accumulated net investment income	3,183,984
Accumulated net realized loss on investments	(325,833,656)
Net unrealized depreciation on investments	(577,996,671)

Net Assets	$1,147,786,647

F22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $883,103,241 and 131,889,763 shares of beneficial interest outstanding)	$6.70
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,476,170 and 3,353,443 shares of beneficial interest outstanding)	$6.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $242,207,236 and 36,259,974 shares of beneficial interest outstanding)	$6.68
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2009

Investment Income
Interest	$127,799,135
Other income	1,613

Total investment income	127,800,748

Expenses
Management fees	5,527,308
Distribution and service plan fees:
Class A	2,309,427
Class B	255,296
Class C	2,436,873
Transfer and shareholder servicing agent fees:
Class A	403,261
Class B	34,717
Class C	160,282
Shareholder communications:
Class A	40,644
Class B	4,992
Class C	23,406
Borrowing fees	9,649,364
Interest expense and fees on short-term floating rate notes issued (See Note 1)	7,934,513
Interest expense on borrowings	3,284,537
Trustees’ compensation	59,003
Custodian fees and expenses	19,066
Other	214,587

Total expenses	32,357,276
Less reduction to custodian expenses	(916)

Net expenses	32,356,360

Net Investment Income	95,444,388

Realized and Unrealized Loss
Net realized loss on investments	(223,070,800)
Net change in unrealized depreciation on investments	(214,956,154)

Net Decrease in Net Assets Resulting from Operations	$(342,582,566)

See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2009	2008

Operations
Net investment income	$95,444,388	$112,310,232
Net realized loss	(223,070,800)	(97,488,834)
Net change in unrealized depreciation	(214,956,154)	(400,450,354)

Net decrease in net assets resulting from operations	(342,582,566)	(385,628,956)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(74,437,079)	(86,084,191)
Class B	(1,851,664)	(2,369,470)
Class C	(17,973,354)	(18,804,393)

	(94,262,097)	(107,258,054)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(119,320,364)	(179,841,768)
Class B	(7,662,498)	(14,432,228)
Class C	(15,936,988)	(42,138,978)

	(142,919,850)	(236,412,974)

Net Assets
Total decrease	(579,764,513)	(729,299,984)
Beginning of period	1,727,551,160	2,456,851,144

End of period (including accumulated net investment income of $3,183,984 and $3,402,115, respectively)	$1,147,786,647	$1,727,551,160

See accompanying Notes to Financial Statements.
F25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(342,582,566)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(365,352,458)
Proceeds from disposition of investment securities	512,636,815
Short-term investment securities, net	177,666,936
Premium amortization	811,672
Discount accretion	(20,776,993)
Net realized loss on investments	223,070,800
Net change in unrealized depreciation on investments	214,956,154
Decrease in interest receivable	4,412,958
Decrease in receivable for securities sold	1,883,417
Increase in other assets	(1,495,166)
Increase in payable for securities purchased	10,942,261
Increase in payable for accrued expenses	14,348

Net cash provided by operating activities	416,188,178

Cash Flows from Financing Activities
Proceeds from bank borrowings	759,800,000
Payments on bank borrowings	(730,600,000)
Payments on short-term floating rate notes issued	(201,690,000)
Proceeds from shares sold	254,019,360
Payments on shares redeemed	(458,838,068)
Cash distributions paid	(38,686,328)

Net cash used in financing activities	(415,995,036)
Net increase in cash	193,142
Cash, beginning balance	715,717

Cash, ending balance	$908,859

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $56,984,074.
Cash paid for interest on bank borrowings—$3,399,943.
Cash paid for interest on short-term floating rate notes issued—$7,934,513.
See accompanying Notes to Financial Statements.
F26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.02	$11.43	$11.44	$11.52	$10.31

Income (loss) from investment operations:
Net investment income[1]	.56	.57	.53	.55	.62
Net realized and unrealized gain (loss)	(2.32)	(2.43)	—	(.02)	1.21

Total from investment operations	(1.76)	(1.86)	.53	.53	1.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.55)	(.54)	(.61)	(.62)

Net asset value, end of period	$6.70	$9.02	$11.43	$11.44	$11.52

Total Return, at Net Asset Value[2]	(19.14)%	(16.60)%	4.67%	4.74%	18.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$883,104	$1,344,257	$1,907,202	$1,213,319	$621,736

Average net assets (in thousands)	$918,284	$1,584,343	$1,603,883	$901,717	$477,934

Ratios to average net assets:[3]
Net investment income	8.21%	5.69%	4.56%	4.85%	5.59%
Expenses excluding interest and fees on short-term floating rate notes issued	1.88%	0.86%	0.81%	0.92%	0.92%
Interest and fees on short-term floating rate notes issued[4]	0.67%	0.78%	0.48%	0.52%	0.34%

Total expenses[5]	2.55%	1.64%	1.29%	1.44%	1.26%

Portfolio turnover rate	32%	45%	11%	43%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.02	$11.44	$11.44	$11.53	$10.31

Income (loss) from investment operations:
Net investment income[1]	.51	.49	.44	.47	.54
Net realized and unrealized gain (loss)	(2.33)	(2.45)	.01	(.04)	1.22

Total from investment operations	(1.82)	(1.96)	.45	.43	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.46)	(.45)	(.52)	(.54)

Net asset value, end of period	$6.70	$9.02	$11.44	$11.44	$11.53

Total Return, at Net Asset Value[2]	(19.85)%	(17.36)%	3.94%	3.83%	17.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,476	$40,026	$66,992	$64,421	$59,530

Average net assets (in thousands)	$25,591	$51,641	$68,193	$61,780	$61,244

Ratios to average net assets:[3]
Net investment income	7.35%	4.85%	3.79%	4.11%	4.90%
Expenses excluding interest and fees on short-term floating rate notes issued	2.73%	1.69%	1.60%	1.71%	1.69%
Interest and fees on short-term floating rate notes issued[4]	0.67%	0.78%	0.48%	0.52%	0.34%

Total expenses[5]	3.40%	2.47%	2.08%	2.23%	2.03%

Portfolio turnover rate	32%	45%	11%	43%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C Year Ended July 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.00	$11.40	$11.41	$11.50	$10.29

Income (loss) from investment operations:
Net investment income[1]	.51	.49	.44	.46	.52
Net realized and unrealized gain (loss)	(2.32)	(2.42)	.01	(.03)	1.23

Total from investment operations	(1.81)	(1.93)	.45	.43	1.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.47)	(.46)	(.52)	(.54)

Net asset value, end of period	$6.68	$9.00	$11.40	$11.41	$11.50

Total Return, at Net Asset Value[2]	(19.82)%	(17.20)%	3.89%	3.85%	17.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,207	$343,268	$482,657	$232,242	$79,616

Average net assets (in thousands)	$243,658	$402,977	$362,456	$149,437	$43,444

Ratios to average net assets:[3]
Net investment income	7.47%	4.91%	3.78%	4.05%	4.73%
Expenses excluding interest and fees on short-term floating rate notes issued	2.66%	1.64%	1.58%	1.68%	1.69%
Interest and fees on short-term floating rate notes issued[4]	0.67%	0.78%	0.48%	0.52%	0.34%

Total expenses[5]	3.33%	2.42%	2.06%	2.20%	2.03%

Portfolio turnover rate	32%	45%	11%	43%	4%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.	Reduction to custodian expenses less than 0.005%.
See accompanying Notes to Financial Statements.
F29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the
F30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.
F31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$ 10,302,261
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $239,925,000 as of July 31, 2009, which represents 15.84% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate
F32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2009, municipal bond holdings with a value of $332,967,846 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $239,925,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 31, 2009, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	15.330%	10/1/39	$2,515,050
5,000,000	CA Austin Trust Various States Inverse Certificates ROLs	8.575	8/1/38	3,646,600
6,975,000	CA Austin Trust Various States Inverse Certificates	8.001	2/1/42	6,801,113
2,495,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	14.424	12/1/27	1,312,769
5,000,000	CA HFA (Home Mtg.) DRIVERS	7.218	2/1/29	3,304,050
7,530,000	CA HFA DRIVERS	12.512	8/1/25	6,456,448
3,020,000	CA Home Mtg. Finance Authority (Homebuyers Fund) ROLs[3]	9.771	8/1/43	2,884,251
5,775,000	CA Home Mtg. Finance Authority (Homebuyers Fund) ROLs[3]	7.879	2/1/43	6,055,203
3,465,000	CA Home Mtg. Finance Authority (Homebuyers Fund) ROLs[3]	8.179	2/1/49	3,249,893
3,710,000	CA Public Works (Regents University) DRIVERS	14.275	4/1/34	3,118,181
3,000,000	CA Statewide CDA ROLs	17.278	7/1/47	2,890,320
2,840,000	Citrus, CA Community College District DRIVERS	15.811	6/1/31	3,285,142
1,290,000	Grossmont, CA Union High School District ROLs[3]	16.155	8/1/30	1,487,009
1,225,000	Grossmont, CA Union High School District ROLs[3]	16.184	8/1/31	1,380,943
5,835,000	Long Beach, CA Bond Finance Authority Natural Gas ROLs[3]	9.832	11/15/37	4,073,530
F33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,750,000	Los Angeles, CA Community College District ROLs[3]	14.611%	8/1/33	$3,084,300
2,500,000	Los Angeles, CA Community College District ROLs[3]	17.937	8/1/33	3,285,200
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.201	5/15/24	4,893,386
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.516	5/15/26	3,436,117
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.526	5/15/27	3,707,661
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.522	5/15/28	3,349,824
750,000	Los Angeles, CA Dept. of Water & Power DRIVERS	15.570	7/1/34	799,740
3,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	15.570	7/1/38	3,163,200
4,075,000	Los Angeles, CA Harbor Dept. DRIVERS	15.155	8/10/34	4,060,086
3,750,000	Orange County, CA Sanitation District COP ROLs[3]	7.219	2/1/35	3,206,025
6,835,000	Port of Oakland, CA ROLs[3]	10.423	11/1/32	5,070,955
2,500,000	San Diego, CA Regional Building Authority (CountyOperations Center & Annex) DRIVERS	15.438	2/1/36	2,525,850

				$93,042,846

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F21 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2009, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $118,085,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire
F34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost	$5,436,488
Market Value	$2,120,654
Market Value as a % of Net Assets	0.18%
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$4,848,318	$—	$322,266,495	$581,563,832

1.	As of July 31, 2009, the Fund had $136,212,561 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$2,066,773
2016	33,667,971
2017	100,477,817

Total	$136,212,561

F35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

2.	As of July 31, 2009, the Fund had $186,053,934 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended July 31, 2009, $789,546 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$789,546	$1,400,422	$2,189,968
The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 was as follows:

	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

Distributions paid from:
Exempt-interest dividends	$94,187,911	$107,146,907
Ordinary income	74,186	111,147

Total	$94,262,097	$107,258,054

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,808,345,030

Gross unrealized appreciation	$23,151,181
Gross unrealized depreciation	(604,715,013)

Net unrealized depreciation	$(581,563,832)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active
F36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$19,676
Payments Made to Retired Trustees	15,500
Accumulated Liability as of July 31, 2009	155,553
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
F37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	28,424,057	$191,308,070	51,832,372	$530,844,499
Dividends and/or distributions reinvested	6,763,564	45,127,457	5,336,078	53,229,874
Redeemed	(52,368,623)	(355,755,891)	(74,979,966)	(763,916,141)

Net decrease	(17,181,002)	$(119,320,364)	(17,811,516)	$(179,841,768)

Class B
Sold	473,528	$3,192,110	671,853	$6,863,764
Dividends and/or distributions reinvested	192,471	1,281,585	161,683	1,619,355
Redeemed	(1,747,605)	(12,136,193)	(2,256,016)	(22,915,347)

Net decrease	(1,081,606)	$(7,662,498)	(1,422,480)	$(14,432,228)

Class C
Sold	9,110,175	$60,348,550	12,206,020	$123,808,227
Dividends and/or distributions reinvested	1,595,451	10,575,032	1,156,441	11,508,335
Redeemed	(12,598,363)	(86,860,570)	(17,534,315)	(177,455,540)

Net decrease	(1,892,737)	$(15,936,988)	(4,171,854)	$(42,138,978)

F38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$365,352,458	$512,636,815
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2009, the Fund paid $606,694 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
F39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$2,463,777
Class C	6,162,217
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2009	$275,039	$119,249	$136,895	$72,072
Waivers and Reimbursements of Expenses. The Manager has agreed to limit the Fund’s management fee to an annual rate of 0.55% of the Fund’s daily net assets for each class of shares.
     OFS has agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The undertakings described above are voluntary and may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.437% as of July 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2009 equal 1.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.437%. Details of the borrowings for the year ended July 31, 2009 are as follows:

Average Daily Loan Balance	$161,708,493
Average Daily Interest Rate	1.934%
Fees Paid	$11,032,904
Interest Paid	$3,399,943
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through September 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
F41 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor—including the Fund. The complaints naming the Fund as a defendant also name certain officers, trustees and former trustees of the Fund. The plaintiffs are seeking class action status on behalf of purchasers of shares of the Fund during a particular time period. The complaints against the Fund raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. The litigations involving certain other Oppenheimer funds are similar in nature.
     A complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other complaints have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these complaints allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Fund’s Board of Trustees has also engaged counsel to defend the suits vigorously on behalf of the Fund, the Fund’s Board and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not have any material effect on the operations of the Fund and that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F42 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 17, 2009
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F44 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2009 are eligible for the corporate dividend-received deduction. 99.92% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact
28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier and Troy Willis, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load California municipal debt funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median as of December 31, 2008. The Board also noted that the Fund’s recent performance has improved and its year-to date performance through June 5, 2009 (the most recent date available at the Board meeting at which the independent Trustees considered the matter) was in the top quintile of its peer group category.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other California municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses are lower than its peer group median, although its contractual management fees are higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,
29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through November 30, 2009. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 60 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 60 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 60 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 60 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 60 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 60 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 60 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 60 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 60 portfolios in the OppenheimerFunds complex.
33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 60 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer (since 2001) and Trustee (since 2002) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (1999-2005). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 33	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003- January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director (since 2003) and head of the Rochester Credit Analysis team (since 1993). Vice President of the Manager (since 1997). An officer of the Fund and other Oppenheimer Funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,800 in fiscal 2009 and $43,800 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,632 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $271,540 in fiscal 2009 and $250,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,224 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years. to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Preparation and review of tax returns.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $281,396 in fiscal 2009 and $251,342 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer California Municipal Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date: 09/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 09/11/2009

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date: 09/11/2009